Policies issued before May 1, 2006 are subject to a guarantee. Under this guarantee, Metropolitan Tower Life Insurance Company ("Met Tower Life" or the
"Guarantor") is responsible for ensuring that there will be sufficient funds to meet obligations under the Policies. Insurance obligations under the Policies include, without limitation, any death benefits payable under the Policies and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the Divisions available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, Met Tower Life will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against Met Tower Life directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on Met Tower Life, its successors or assignees and Met Tower Life's obligations under the guarantee agreement will terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than Met Tower Life's rating. With respect to the guarantee, Met Tower Life is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.